SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 17, 2003

OMNIVISION TECHNOLOGIES, INC.

(Exact Name of the Registrant as Specified in Its Charter)

Delaware	0-29939	77-0401990
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1341 Orleans Drive, Sunnyvale, California	94089-1136
(Address of Principal Executive Offices)	(Zip Code)

(408) 542-3000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Item 5.	Other Events

On September 17, 2003, OmniVision Technologies, Inc. (the “Company”) issued a press release announcing the Company’s appointment of John T. Rossi as the Company’s new Vice President of Finance and Chief Financial Officer. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

Item 7.	Financial Statements and Exhibits.

(c) Exhibits

Exhibit	Description

99.1	Press Release of OmniVision Technologies, Inc. dated September 17, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 17, 2003

OMNIVISION TECHNOLOGIES, INC.

By:	/s/ SHAW HONG
Shaw Hong President and Chief Executive Officer

OMNIVISION TECHNOLOGIES, INC.

FORM 8-K

INDEX TO EXHIBITS

Exhibit	Description

99.1	Press Release of OmniVision Technologies, Inc. dated September 17, 2003.